                                                                   EXHIBIT 10.21


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of July 30, 1999, among eUniverse, Inc., a Nevada corporation (the "Company"), and the purchasers of shares of Common Stock of the Company, as set forth on the signature pages and Schedule A hereto (individually, a "Holder" and
                    ----------
collectively, the "Holders").

  This Agreement is being entered into in connection with an Agreement and Plan of Reorganization dated the date hereof (the "Reorganization Agreement"), among the Company and the Holders, providing for the issuance and sale to the Holders of an aggregate of up to 1,800,000 shares of Common Stock (the "Registrable Securities"). It is a condition precedent to the obligations of the Holders to consummate the transactions contemplated by the Reorganization Agreement that the Company and the Holders enter into this Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Reorganization Agreement.

  1.           Registration Under Securities Act, etc.
               ---------------------------------------

  1.1           Registration on Request    .
                -----------------------

(a)  Request.   At any time on or after September 14, 1999, the Holders of
     -------
     Registrable Securities may, upon the written request of one or more holders (the "Initiating Holders") of Registrable Securities representing not less than 25% of the Registrable Securities, request that the Company file to effect the registration under the Securities Act of all or part of such Holders' Registrable Securities. The Company will promptly give written notice of such requested registration to all registered Holders of Registrable Securities, and thereupon the Company will take all necessary and required steps to have timely declared effective, as soon as practicable but no later than April 14, 2000, for registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders, and (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

(b)  Registration Statement Form.  Registrations under this Section 1.1 shall be
     ---------------------------
     on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

(c)  Selection of Underwriters. The underwriter or underwriters of each
     -------------------------
     underwritten offering of the Registrable Securities so to be registered shall be selected by the Company.

(d)  Limitations on Registration on Request.  Notwithstanding anything in this
     --------------------------------------
     Section 1.1 to the contrary, the Company shall not be required to take any action to file a registration statement pursuant to this Section 1.1:

(i) beginning with the date of filing by the Company of a registration statement covering an offering of the Company's securities to the general public and ending 60 days after the effective date of any such registered offering; or

  (ii) after the Company has effected one registration pursuant to this Agreement.

(f)  Expenses.  The Company will pay all Registration Expenses in connection
     --------
     with any registration requested pursuant to this Section 1.1 and each Selling Holder shall pay all underwriting discounts or commissions with respect to the Registrable Securities sold by such Selling Holder in such registration.

  1.2           Cooperation of Selling Holders.  The Company may require each
                ------------------------------
seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities, as is required by law or the Commission to be included within the registration statement or as the Company may from time to time reasonably request in writing. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a discovery that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the Company's supplemented or amended prospectus if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

1.3      Qualification to Obligations under Registration Covenants.  The Company
         ---------------------------------------------------------
shall be entitled to postpone for a reasonable period of time (but not exceeding 60 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 1.1 if the Company is involved in a secondary offering of securities or a private placement and if filing a registration statement would interfere with such a financing. The Company may not postpone the filing of a registration statement pursuant to this Section more than once during any twelve-month period.

  1.4    Indemnification.
         ---------------

(a)  Indemnification by the Company.  The Company will, and hereby does,
     ------------------------------
     indemnify and hold harmless, in the case of any registration statement filed pursuant to this Agreement, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the
     --------
     extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, affiliate, partner or controlling Person and shall survive the transfer of such securities by such seller.

(b)  Indemnification by the Sellers.  As a condition to including any
     ------------------------------
     Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
     Section 1.4) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this
     Section 1.4(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

(c)  Notices of Claims, etc.  Promptly after receipt by an indemnified party of
     ----------------------
     notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any
                                  --------  -------
     indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, provided, however,
                                                           --------  -------
     that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

(d)  Contribution.  If the indemnification provided for in this Section 1.4
     ------------
     shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or
     (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

(e)  Other Indemnification.  Indemnification and contribution similar to that
     ---------------------
     specified in the preceding subdivisions of this Section 1.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

(f)  Indemnification Payments.  The indemnification and contribution required by
     ------------------------
     this Section 1.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

  2.           Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

  "Affiliate" means any person that directly or indirectly controls or is
   ---------
controlled by or is under common control with any Holder. For purposes of this definition, an Affiliate of any Holder shall be deemed to include any corporation, partnership, limited liability company or other entity in which such Holder (whether directly, or indirectly through any other Person that is an Affiliate) is an officer or director, general partner, managing member or otherwise holds a significant equity interest.

  "Commission" means the Securities and Exchange Commission or any other federal
   ----------
agency at the time administering the Securities Act.

  "Common Stock" is defined in the second introductory paragraph on page 1.
   ------------

  "Company" is defined in the first introductory paragraph on page 1.
   -------

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any
   ------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

  "Holder" and "Holders" are defined in the first introductory paragraph on page
   ------       -------
1.

  "Initiating Holder" is defined in Section 1.1.
   -----------------

  "Person" means any individual, corporation, partnership, trust, incorporated
   ------
or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

  "Reorganization Agreement" is defined in the second introductory paragraph on
   ------------------------
page 1.

  "Registrable Securities" means (i) any shares of Common Stock acquired by the
   ----------------------
Holders pursuant to the Reorganization Agreement, (ii) any shares of Common Stock acquired from time by any Holder or any Affiliate thereof, and (iii) any Related Registrable Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to Section 7.

  "Registration Expenses" means all expenses incident to the Company's
   ---------------------
performance of or compliance with Section 1, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) with respect to an underwritten offering.

  "Related Registrable Securities" means any securities of the Company issued or
   ------------------------------
issuable with respect to the securities by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

  "Securities Act" means the Securities Act of 1933, or any similar Federal
   --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar statute.

  "Selling Holder" is defined in Section 1.1.
   --------------

  3.     Amendments and Waivers.  This Agreement may be amended with the
         ----------------------
written consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the holder or holders of more than 50% of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 3, whether or not such Registrable Securities shall have been marked to indicate such consent.

  4.     Nominees for Beneficial Owners.  In the event that any
         ------------------------------
Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities hold by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

  5.     Notices.  All notices, demands and other communications
         -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telex, telegram, telecopier, reputable courier service or personal delivery:

(a) if to the Holders, addressed to them in the manner set forth in the Reorganization Agreement, or at such other address as it shall have furnished to the Company in writing;

(b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

(c) if to the Company, addressed to it in the manner set forth in the Reorganization Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being sent by reputable courier service; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

  6.     Assignment. This Agreement shall be binding upon and inure to
         ----------
the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to each Holder, any holder who is an affiliate or successor entity to such Holder or a transferee therefrom of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. The Holders named on the signature page of this Agreement (and not any other holder of Registrable Securities or any other Person) shall be permitted, in connection with a transfer or disposition of Registrable Securities, to eliminate or impose conditions or constraints on the ability of the transferee, as a holder of Registrable Securities, to request a registration pursuant to this Agreement and shall provide the Company with copies of such conditions or constraints and the identity of such transferees.

  7.           Calculation of Percentage Interests in Registrable Securities.
               -------------------------------------------------------------
For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made.

  8.           No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

  9.           Remedies.  Each holder of Registrable Securities, is entitled
               --------
to exercise all rights granted by law, including recovery of damages; such rights not to extend to incidental or consequential damages.

  10.           Severability.  In the event that any one or more of the
                ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holder shall be enforceable to the fullest extent permitted by law.

  11.           Entire Agreement.  This Agreement is intended by the parties as
                ----------------
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

  12.           Descriptive Headings.  The descriptive headings of the several
                --------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

  13.           Governing Law.  This Agreement shall be construed and
                -------------
enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Connecticut applicable to agreements made and to be performed entirely within such State.

  14.           Counterparts.  This Agreement may be executed in any number
                ------------
of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

  15.           Termination.  This Agreement shall terminate, be of no further
                -----------
force and effect, and the rights and obligations of the parties hereunder shall terminate on the first anniversary date of the Closing Date (the "Termination Date"), provided that, if at such time a registration statement has not been filed or declared effective, then this Agreement shall continue in full force and effect until such time as the registration statement has been filed by the Company and declared effective and is effective for a period of one hundred and twenty (120) days thereafter.

  IN WITNESS WHEREOF, the parties have executed or have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                eUniverse, Inc.

                                By:___________________________________
                                   Name: Brad Greenspan
                                   Title:    Chairman

                                HOLDERS:

                    All those Holders whose signature pages, substantially in the form of page 10 hereto, are attached hereto

                         FORM OF HOLDER SIGNATURE PAGE


  HOLDER:

          [holder]

  By:------------------------
  Name:
  Title:

  Address:
  _____________________________
  (Street Address)

  _____________________________
  (City, State and Zip Code)

  Number of Shares of Common Stock
  Subject To Registration Rights:________________

                                  SCHEDULE A
                                  ----------


                                      No. Shares of Common Stock
Name and Address of Holder            Subject to Registration Rights Hereunder
--------------------------            ----------------------------------------